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                                                                Exhibit 10.19

                                    ASSIGNMENT OF LEASE

          This Assignment of Lease is made and entered into as of January 1999, by and among Enstar Networking Corporation, a Minnesota corporation ("Assignor"),Vicom, Inc., a Minnesota corporation ("Assignee"), and Lexmark Office One Partners, LLP, a North Dakota Limited Liability Partnership ("Landlord").

                                        RECITALS:

          A. Landlord and Assignor entered into that certain Lease Agreement dated September 23, 1998 (the "Lease") regarding certain premises consisting of approximately 3,874 square feet of space located at 1402 43rd St. SW, Fargo, North Dakota (the "Premises").

          B. Assignor desires to assign all its right, title and interest in the Lease to Assignee, and the parties wish to obtain Landlord's consent to such assignment.

                                        AGREEMENT

          NOW, THEREFORE, in consideration of the Recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.  Assignment and Assumption.  Assignor assigns and transfers to
Assignee all its right, title and interest in the Lease as of January        ,
1999 (the "Effective Date"), and Assignee assumes and agrees to perform all of Assignor's obligations under the Lease arising on and after the Effective Date. Assignee has inspected the Premises and accepts possession and occupancy of the Premises in the condition existing on the Effective Date.

          2. Landlord's Consent. Landlord consents to this assignment, without waiving any rights provided to it in the Lease to restrict any subsequent assignment or subletting of the Premises.

          3. Tenant's Notices. From and after the Effective Date, all notices to be given to the tenant under the Lease shall be sent to Assignee's attention at the follow address:

          Vicom, Inc.
          9449 Science Center Drive
          New Hope, Minnesota 55428
          Attention:  President



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         4.  Compliance with Notification and Information Provisions.  Landlord hereby acknowledges that Assignor has satisfied the notification and information submission provisions set forth in Section 11 of the Lease.

         5. Miscellaneous. This Assignment shall be binding on and inure to the benefit of the parties and their successors and assigns. This Assignment may be executed in several counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same document.

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment of Lease as of the date first written above.

                                      ASSIGNOR:

                                      ENSTAR NETWORKING CORPORATION
                                      OF EDEN PRAIRIE



                                      By:
                                         -----------------------------
                                         Its:
                                             -------------------------

                                      ASSIGNEE:

                                      VICOM, INC.



                                      By:
                                         -----------------------------
                                         Its:
                                             -------------------------

                                      LANDLORD:

                                      LEXMARK OFFICE ONE PARTNERS, LLP



                                      By:
                                         -----------------------------
                                         Its:
                                             -------------------------





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